                                                                    EXHIBIT 10.3


                           ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement, dated September 30, 1998 ("Agreement"), is entered into by and among VIDEO CITY, INC., a Delaware corporation ("Buyer"), GAME CITY, INC, a California corporation ("Seller"), YOUNG C. LEE and KAY L. LEE, with reference to the following facts:

     A. Young C. Lee and Kay L. Lee (collectively, the "Shareholders") own all of the outstanding shares of capital stock of Seller.

     B. Seller owns and operates a retail video rental and sales store, located in Bakersfield California (the "Store"), operating under the name "Video City."

     C. Buyer wishes to purchase substantially all of the assets of Seller which are located in the Store.

     D. Seller and the Shareholders wish to sell substantially all of the assets of Seller to Buyer.

     NOW, THEREFORE, in consideration of the representations, warranties, agreements and covenants and subject to the terms and provisions contained herein, the parties hereto agree as follows:

                                   Article I

                               Purchase and Sale
                               -----------------

     1.1  Purchase and Sale of Assets.  Subject to the terms and conditions and
          ---------------------------
on the basis of and in reliance upon the representations and warranties set forth in this Agreement, Seller hereby sells, conveys, transfers and delivers to Buyer, and Buyer hereby purchases from Seller, effective as of the Closing Date (as hereinafter defined), the following assets, free and clear of all liens, security interests and encumbrances:

          (a) All of Seller's furniture, fixtures, signs, equipment, computer hardware and software, supplies and other personal property located at the Store (collectively, the "Equipment"), and all of Seller's right, title and interest as tenant under the leases for each of the Equipment (collectively, the "Equipment Leases");

          (b) Seller's business and customer records, manuals, computer data, books and advertising materials, telephone and facsimile numbers, goodwill

                                       1.

     (including the covenant not to compete from Seller and the Shareholders set forth in Article VII), Seller's trade name and logo, intellectual property, and all other intangible assets of Seller applicable to the Store since its opening (the "Intangible Assets");

          (c) All of Seller's right, title and interest as tenant under the real property lease for the Store (the "Real Property Lease");

          (d) Seller's video cassettes, video discs, video games, video players and other items held for rent or sale located at the Store (the "Inventory");

          (e) All deferred charges, late fees, prepaid items, lease security deposits, and credits of all kinds, including, without limitation, amounts owed to Seller under rental agreements with Seller's customers that are past due as of the Closing Date (as hereinafter defined); and

          (f) Claims previously vested in Seller under insurance policies applicable to the Store.

All of the foregoing items are sometimes referred to herein as the "Acquired Assets."

     1.2  Retained Assets.  The Acquired Assets shall not include cash, or
          ---------------
claims of Seller for refunds of federal and state income taxes.

     1.3  Consideration and Payment.  In full consideration for the transfer of
          -------------------------
the Acquired Assets, Buyer hereby delivers to Seller on the Closing Date, the following (collectively, the "Purchase Price"):

          (a)  Cash in the amount of $7,500;

          (b) The assumption by Buyer of certain of Seller's liabilities and indebtedness to third parties in an amount not to exceed $87,500;

          (c) The forgiveness by Buyer of Seller's indebtedness to Buyer in the amount of $30,000; and

          (d) A promissory note in the principal amount of $150,000 payable to Seller or the Shareholders, in the form attached hereto as Exhibit A.

     1.4  Closing.  The Closing of the transactions contemplated by this
          -------
Agreement (the "Closing") shall take place at the offices of Troy & Gould Professional

                                       2.

Corporation, 1801 Century Park East, Suite 1600, Los Angeles, California 90067. All actions set forth in this Agreement to be taken on the Closing Date shall occur on September ___, 1998 (the "Closing Date"), or such other date as the parties hereto may mutually agree. At the Closing, all actions, each of which shall be conditioned on the occurrence of the others, shall be deemed to take place simultaneously.

     1.5  Instruments of Conveyance and Transfer.  Seller shall deliver to Buyer
          --------------------------------------
on the Closing Date, in connection with the execution and delivery of this
Agreement:

          (a) (i) lease Assignment and Assumption Agreements relating to the Real Property Lease and the Equipment Leases, (ii) a bill of sale covering the remainder of the Acquired Assets in form and substance satisfactory to Buyer, and (iii) such other bills of sale, endorsements, assignments and other good and sufficient instruments of conveyance and delivery as Buyer may reasonably request.

          (b) All of Seller's contracts and commitments, books, files and records and other data relating to the Acquired Assets or to the operation of the Store. Seller agrees that on the Closing Date all steps shall be taken as may be required to put Buyer in actual possession and operating control of the Acquired Assets and the related business, to assure continuity of operation of the Store.

          (c) Any releases from any creditor of Seller holding a security interest in any of the Acquired Assets.

     1.6  Sales Taxes.  Seller and Buyer shall execute and deliver to each other
          -----------
whatever documents may be required in order to exempt this transaction, to the extent legally permissible, from the application of sales, use or transfer taxes under the laws of the State of California. To the extent this transaction is not so exempt, Seller shall pay such taxes and provide upon request evidence of payment of same to Buyer.

     1.7  Assumption of Certain Liabilities and Obligations.  The liabilities of
          -------------------------------------------------
Seller being assumed and to be paid, and the obligations of Seller to be performed or discharged, by Buyer are those and only those set forth herein (the "Assumed Obligations"):

          (a) the assumption of the tenant's obligations under the Real Property Lease and the Equipment Leases

                                       3.

     from and after the Closing Date; and

          (b) the assumption of certain liabilities and indebtedness as provided in Sections 1.3(b) and 1.3(c) of this Agreement.

Such assumption or assumptions shall not in any way limit Buyer's right of recourse for any breach of covenants, representations or warranties contained herein. Nothing contained herein shall preclude Buyer from contesting, in good faith, the duties and liabilities of Seller and Buyer to third parties.

     1.8  Limitations on Assumption of Liabilities.  Except as provided in this
          ----------------------------------------
Agreement, and whether or not reflected on Seller's books, Buyer does not assume any liability or obligation of the Store (a) to any of Seller's employees, directors or shareholders; (b) not included in the Assumed Obligations; (c) arising from any breach by Seller, or from any fact or transaction involving a breach by Seller, of any covenant, agreement, representation or warranty contained herein or incurred in connection with the transactions contemplated hereby; (d) with respect to fees and expenses of Seller's counsel and other experts employed by Seller; (e) involving the payment of any domestic (federal, state or local) taxes on or measured by income, which are due or shall become due as a result of the operation of the Store through the Closing Date; or (f) in respect of or arising out of Seller's express or implied warranties with respect to products rented or sold by the Store on or before the Closing Date.

     1.9  Performance of Other Obligations.  Seller shall perform, or cause to
          --------------------------------
be performed, all of the obligations and pay and discharge all of the liabilities of the Store not assumed by Buyer pursuant to Section 1.8 when and as they become due and payable, except that Seller may contest, in good faith, such obligations or liabilities. Seller shall, at its expense, take any and all actions which may be necessary to prevent any person, firm or governmental authority from having recourse against any of the Acquired Assets or against Buyer.

     1.10 Bulk Sales.  Seller and the Shareholders agree to indemnify Buyer and
          ----------
hold it harmless against any claims and demands of whatever nature, including reasonable counsel fees and costs in contesting the same, asserted against Buyer relative to the Acquired Assets, by any creditor of Seller for noncompliance by Seller with bulk sales laws or similar laws, if any, which may be applicable to the sale or transfer of the Acquired Assets hereunder.

                                       4.

     1.11 Availability of Employees of the Business.  Seller shall use its
          -----------------------------------------
reasonable best efforts to keep available to Buyer for employment the services of the employees of the Store.

     1.12 Expenses.  Whether the transactions contemplated by this Agreement
          --------
shall be consummated or not, each party shall pay its own expenses incident to this Agreement.


                                  Article II

                        Representations and Warranties
                        ------------------------------
                        of Seller and the Shareholders
                        ------------------------------

     Seller and the Shareholders, jointly and severally, represent and warrant to Buyer that:

     2.1  Due Organization, etc.  Seller is duly organized, validly existing and
          ---------------------
in good standing under the laws of the State of California, and has full corporate power to own its properties and conduct the business presently being conducted by it.

     2.2  Authority Relative to this Agreement; Consents.  The execution,
          ----------------------------------------------
delivery and performance of this Agreement by Seller have been duly authorized and approved by all requisite corporate action, and neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby by Seller, nor compliance with nor fulfillment of the terms and provisions hereof, will, (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Articles of Incorporation or By-laws of Seller, or any material instrument, mortgage or deed of trust evidencing or securing indebtedness for borrowed money, any financing lease, judgment, order, award, decree or other restriction of any kind to which Seller is a party or by which it is bound, (b) require the approval, consent, authorization or other order or action of, or filing with, any court, governmental authority or regulatory body, (c) require the consent, approval, order or authorization of any person under any permit, license, agreement, indenture or other instrument to which Seller is a party or by which any of its properties are subject, except for the consent of the landlords and lessors under the Real Property Lease and the Equipment Leases, or (d) require any declaration, filing or registration with any governmental or regulatory authority by Seller. Seller has full power and authority to do and perform all acts and things required to be done pursuant to this Agreement. This Agreement and each other agreement and instrument required to be delivered hereunder by Seller,

                                       5.

when duly executed and delivered by Seller, will constitute valid and binding obligations of Seller and will be enforceable in accordance with their respective terms.

     2.3  Acquired Assets.  Except as set out in Schedule 2.3, Seller is the
          ---------------
sole owner of and has good title to all of the Acquired Assets and will transfer the same to Buyer free and clear of all liens, encumbrances, claims and security interests of any type or nature whatsoever. Each of the Equipment Leases and the Real Property Lease are listed in Schedule 2.3. Seller has delivered to Buyer a complete copy of each of the Equipment Leases and the Real Property Lease. As of the date hereof, Seller has made all payments due under the Equipment Leases and the Real Property Lease. The Equipment and other assets included in the Acquired Assets are suitable for the uses in which they are currently employed, are in good operating condition and are free from any defects, except such minor defects as do not interfere with the continued use of such properties and the Equipment in the conduct of the normal operations of the Store, and the Inventory is of merchantable quality and has been maintained in a commercially reasonable condition. With respect to the Real Property Lease included in the Acquired Assets, there is no notice of cancellation or termination under any option or right reserved to the lessor under the Real Property Lease or any notice of default under the Real Property Lease, and no event has occurred which, with notice or lapse of time or both, would constitute a default under the Real Property Lease. Seller has not assigned its interest under the Real Property Lease or subleased the premises demised thereby. The present use of any leased premises pursuant to the Real Property Lease does not depend on any variance, special exceptions or other special municipal approval of limited duration for continuing legality. Since December 31, 1997, Seller and the Shareholders have not sold, assigned, transferred, conveyed, leased, mortgaged, pledged or otherwise disposed of or encumbered any assets of Seller, or any interests therein, other than in the ordinary course of its business and consistent with its past practices.

     2.4  Compliance with Laws.  Seller is in material compliance, and there
          --------------------
exists no alleged noncompliance, with all applicable statutes, orders, rules and regulations promulgated by governmental authorities relating in any material respect to the Acquired Assets or the operation or conduct of the business of the Store, including, without limitation, any applicable statute, order, rule or regulation relating to (i) wages, hours, hiring, non-discrimination, promotion, retirement, benefits, pensions and working conditions, (ii) air, water, toxic substances or noise, (iii) health and safety or (iv) zoning and building

                                       6.

codes, and Seller has not received any notice of alleged violation of any such statute, order, rule or regulation. Schedule 2.4 lists all material governmental licenses, permits, filings, authorizations, approvals and indicia of authority and any pending applications for any thereof (and indicates whether each is freely transferable to Buyer) relating to the conduct of business of the Store held by Seller, and such licenses, permits, filings, authorizations, approvals and indicia of authority are all the governmental licenses, permits, filings, authorizations, approvals and indicia of authority necessary to conduct the business of the Store or to use the Acquired Assets as currently conducted or used.

     2.5  Employees.  Seller is not a party to any employment, noncompetition,
          ---------
collective bargaining or other agreements of any nature whatsoever with Seller's current or past employees of the Store. Seller does not now have, and has never maintained, any pension, profit sharing, fringe benefit or deferred compensation plans covering any of its employees of the Store; and all of Seller's employees are "at will" employees, and Seller will have paid Seller's employees all compensation and benefits of any type or nature earned by them up to the Closing Date.

     2.6  Trademarks, etc.  Seller owns, or is licensed under, the trademarks,
          ---------------
trade names and copyrights as are useful and necessary to conduct the business as now operated at the Store, and Seller is not currently in receipt of any notice of conflict with the asserted right of others in such trademarks, trade names or copyrights or the use thereof, nor has Seller licensed or otherwise authorized any other person to use the name "Video City."

     2.7  Litigation.  There is no litigation, arbitration proceeding or
          ----------
governmental investigation pending, or so far as is known to Seller threatened, or any judgment, lien, award, order or decree outstanding against, or relating to the Store, the Acquired Assets or the transactions contemplated by this Agreement, nor is there any basis known to Seller for any such litigation, proceeding or investigation. Seller is not in default with respect to any order of any court, governmental authority, or arbitration board or tribunal, with respect to the Store.

     2.8  Tax Returns and Audit.  Seller has filed all federal, state and local
          ---------------------
tax returns which are required to be filed with respect to the operations of the Store and has paid, or made provision for the payment of, all taxes which have or may have been due pursuant to such returns or to assessments received relative to operations of the Store other than taxes on or measured by income. All federal,

                                       7.

state and local franchise, sales, use, occupation, property, excise, or other taxes attributable to the Store have been timely and fully paid or adequately reserved. No deficiencies on any of Seller's tax returns or reports attributable to or otherwise allocable to the Store have been threatened as of the date hereof.

     2.9  Powers of Attorney.  No person has any power of attorney to act on
          ------------------
behalf of the Store in connection with its properties or business affairs.

     2.10 Transactions with Management.  Schedule 2.10 hereto includes a
          ----------------------------
complete and correct list and description of the amounts and other essential terms of all indebtedness and other fixed or contingent obligations, liabilities or commitments existing on the date hereof of the Store to or from any past or current officer, director, employee or controlling shareholder of Seller or any person related to, controlling, controlled by or under common control with Seller. All transactions between such persons and the Store have been on terms equivalent to those available from unrelated third parties.

     2.11 Accuracy of Supplemental Information.  The disclosure schedules and
          ------------------------------------
Seller's representations in the Assignment and Assumption Agreements relating to the Real Property Lease and the Equipment Leases are true, accurate and complete in all material respects. All financial information that Seller has provided or will provide to Buyer in connection with Buyer's evaluation of this asset purchase, including without limitation, the balance sheets of Seller as of December 31, 1997 and as of May 31, 1998, and the statement of operations of Seller during the year ended December 31, 1997 and during the five month period ended May 31, 1998, is or will be true, accurate, and complete in all material respects.

     2.12 Inventory.  The inventory of Seller reflected on the balance sheet of
          ---------
Seller as of December 31, 1997, as well as other inventory items acquired since December 31, 1997 that are now the property of Seller, are of such quality and held in such quantities as are being used and will be usable and salable or rentable in the ordinary course of the business of Seller. Since December 31, 1997, Seller has continued to replenish its inventories in a normal and customary manner consistent with practice prevailing in the retail video sales and rental industry. Since December 31, 1997, Seller and the Shareholders have not sold, assigned, transferred, conveyed, leased, mortgaged, pledged or otherwise disposed of or encumbered any inventory of Seller's video cassettes, video discs, video games, video players and other items held for rent or

                                       8.

sale, other than in the ordinary course of its business and consistent with its past practices.

     2.13 Accuracy and Provision of Information.  None of the documents or other
          -------------------------------------
information made available to Buyer or its affiliates, attorneys, accountants, agents or representatives in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. Seller has provided Buyer all material information regarding its business and operations.


                                  Article III

                    Representations and Warranties of Buyer
                    ---------------------------------------

     Buyer represents and warrants to Seller and the Shareholders that (i) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) the execution, delivery and performance of this Agreement and of all documents or agreements referred to in or related to this Agreement on the part of Buyer have been duly and effectively authorized by the Board of Directors of Buyer, and (iii) this Agreement and each other agreement and instrument required to be delivered hereunder by Buyer, when duly executed and delivered by Buyer, will constitute valid and binding obligations of Buyer and will be enforceable in accordance with their respective terms.


                                  Article IV

                                Indemnification
                                ---------------

     4.1  Indemnity by Seller and the Shareholders.  Seller and the
          ----------------------------------------
Shareholders, jointly and severally, shall indemnify, defend, and hold Buyer harmless from and after the Closing Date against and in respect of:

          (a) Any and all liabilities and obligations of, or claims against, Seller and the Store not expressly assumed by Buyer; and

          (b) Any and all damage, loss, deficiency, costs, and expenses resulting from any misrepresentation, breach of warranty, or nonfulfillment of any obligation on the part of Seller or the Shareholders under this Agreement or from any misrepresentation in, omission from, or occasioned by, any certificate or other instrument furnished or to be furnished to Buyer under

                                       9.

     this Agreement prepared by or at the request of Seller or the Shareholders; and

          (c) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing; provided, however, that if any claim shall be asserted against Buyer in respect of which Buyer proposes to demand indemnification, Seller and the Shareholders shall be notified to that effect with reasonable promptness after such assertion.

     4.2  Indemnification for Personal Injury.  Seller and the Shareholders
          -----------------------------------
agree to defend, indemnify and hold harmless Buyer against and in respect of any claim for personal injury or property damage, where such personal injury or property damage arose out of Seller's use, ownership, or operation prior to the Closing Date of the Acquired Assets or the Store.

     4.3  Indemnification by Buyer.  Buyer agrees to defend, indemnify, and hold
          ------------------------
harmless Seller and the Shareholders against and in respect of any claims arising out of Buyer's use, ownership or operation from and after the Closing Date of the Acquired Assets or the Store, provided, however, if any claim shall be asserted against Seller or the Shareholders in respect of which Seller or the Shareholders proposes to demand indemnification, Buyer shall be notified to that effect with reasonable promptness after such assertion.


                                   Article V

                        Employee Relations and Benefits
                        -------------------------------

     5.1  Pre-Closing Date Compensation and Benefits.  Seller shall pay to or on
          ------------------------------------------
behalf of its salaried and hourly employees who work at the Store all compensation and benefits of any nature whatsoever owing to them on account of any and all work performed as Seller's employees as of the Closing Date. Buyer shall have no liability for any compensation, severance payments or benefits due, owing or payable on the Closing Date to employees who work at the Store.

     5.2  Termination and Rehiring.  Seller shall terminate all of its employees
          ------------------------
at the Store as of the Closing Date. Seller shall be solely responsible for complying with any applicable state or federal laws pertaining to Seller's termination of its employees in connection with the transactions contemplated by this Agreement. Buyer may

                                      10.

offer employment to any or all of Seller's employees in its discretion commencing on the Closing Date. Buyer shall be permitted to interview any or all of Seller's employees at any time for such purpose.

     5.3  No Rights to Employees.  Nothing herein expressed or implied shall
          ----------------------
confer upon any employee of either Seller or Buyer any rights or remedies, including, without limitation, any right to employment or continued employment for any specified period.


                                  Article VI

              Actions to be Taken Subsequent to the Closing Date
              --------------------------------------------------

     6.1  Further Assurances.  Following the Closing, Seller shall, upon request
          ------------------
by Buyer, (a) do, execute and deliver, or cause to be done, executed, and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances and (b) use its best efforts to obtain all authorizations, approvals, consents and waivers that may be reasonably required for the conveyance, transfer, assignment, delivery, assurance and confirmation to Buyer, of any or all of the Acquired Assets.

     Seller authorizes Buyer to apply for and obtain recordation as necessary of the evidences of transfer to Buyer of the Acquired Assets under this Agreement. Seller shall (at Seller's expense) promptly perform such lawful acts and execute such documents as Buyer may reasonably request to obtain the full benefits of the transfer of ownership of the Acquired Assets, and shall cooperate with Buyer to obtain for Buyer all non-transferable governmental permits and licenses necessary or appropriate to conduct the business and operations of the Store.

     6.2  Prorations.  All rents and other charges under the Real Property
          ----------
Lease, the Equipment Leases, personal property taxes on the Acquired Assets, utilities, and similar items shall be prorated between Buyer and Seller as of the Closing Date. Seller and Buyer shall make such payments as may be required in order to settle the prorations at the Closing if the information is available to do so. Otherwise, Buyer and Seller shall settle the prorations between themselves not later than 60 days after the Closing Date (except for those percentage rent prorations which must await the expiration of a longer period of time in order to compute) by submitting appropriate documentation and payments to one another. If the Real Property Lease requires the payment of percentage rent, Seller and Buyer shall prorate the required payment based on their respective sales during the period

                                      11.

with respect to which percentage rent is payable.


                                  Article VII

                            Covenant Not To Compete
                            -----------------------

     For a period commencing on the Closing Date and ending five years thereafter, Seller and the Shareholders jointly and severally agree that neither they nor any of their affiliates shall own, operate, control, license, or have an interest in any retail video store business located within a five mile radius of the Store. The parties agree that Buyer's damages for a violation of this covenant will be difficult to ascertain with precision. Therefore, in addition to whatever other relief may be available under applicable law, Buyer shall be entitled to specifically enforce the provisions of this Article VII, and Seller and the Shareholders waive any defense based on a claim that Buyer has or may have an adequate remedy at law for a violation of this Article.

     For the purposes of this Article VII, the following words shall have the following meanings:

     (a) "affiliate" means any person managed or controlled by Seller or the Shareholders, any person in which Seller or the Shareholders hold more than a five percent interest, or any person who holds more than a five percent interest in Seller or in any affiliate of the Shareholders or Seller; provided however, the foregoing shall not include Buyer and its affiliates;

     (b) "person" means any individual, corporation, partnership, limited liability company, trust, proprietor-ship, or other entity; and

     (c) "retail video store" means a retail business which engages in a business which is the same as or similar to the business that Seller has engaged in through the operation of the Store.


                                 Article VIII

                                 Miscellaneous
                                 -------------

     8.1  Entire Agreement.  The entire agreement between the parties is
          ----------------
incorporated into this Agreement and the documents referenced herein. This Agreement supersedes any and all prior agreements and understandings between the parties with respect to the subject matter hereof. This

                                      12.

Agreement may not be modified or amended except by a written document duly executed by the party against whom such modification or amendment is sought to be enforced.

     8.2  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     8.3  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing, including telegrams, and shall have been deemed duly given if personally delivered, 24 hours after being sent by facsimile transmission or by a nationally recognized overnight courier service (e.g., Federal Express) for next day delivery or 72 hours after being sent by registered or certified mail, postage prepaid, return receipt requested:

     If to Buyer:        Video City, Inc.
                         6840 District Boulevard
                         Bakersfield, California 93313
                         Attention:  President

     With a copy to:     Troy & Gould
                         1801 Century Park East, 16th Floor
                         Los Angeles, California 90067
                         Attention:  William J. Feis

     If to Seller or
     the Shareholders:   Game City, Inc.
                         22292 Shadowridge Lane
                         Mission Viejo, California 92692
                         Attention:  Kay L. Lee

Any party may change its address for notices by written notice to the other parties.

     8.4  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made by the parties in this Agreement or in any document, statement, certificate, schedule or exhibit furnished or to be furnished pursuant hereto, or in connection with the transactions contemplated hereby, shall survive the Closing and any investigation made at any time with respect thereto.

     8.5  Captions; Pronouns, Singular and Plural.  The captions of Articles and
          ---------------------------------------
Sections in this Agreement are for the convenience of the parties and shall not affect the meaning or interpretation of this Agreement. Each pronoun used herein includes the masculine, feminine, neuter, singular and plural as required by the context in which used.

                                      13.

     8.6  Taxes.  The parties agree to comply with the provisions of Section
          -----
1060 of the Internal Revenue Code of 1986, as amended, and to file applicable reports and returns on a basis consistent with the allocations agreed upon by the parties.

     8.7  Broker.  Neither Seller nor the Shareholders has been represented by
          ------
any business or other broker in connection with the sale and purchase covered by this Agreement and no commissions of any kind shall become due as a result of this sale and purchase. Any claimed commissions shall be paid by the party who the broker proves engaged such party.

     8.8  Waiver.  No waiver of any provision of this Agreement shall be deemed,
          ------
or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     8.9  Negotiations.  This Agreement constitutes the product of negotiations
          ------------
of the parties hereto and enforcement hereof will be interpreted in a neutral manner and not more strongly for or against any party based upon the source of draftsmanship hereof.

     8.10 Expenses.  Each party hereto shall pay its own legal, accounting, out-
          --------
of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

                                      14.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        BUYER:

                                        VIDEO CITY, INC.



                                        By /s/ Robert Y. Lee
                                          --------------------------------
                                          Robert Y. Lee
                                          Chief Executive Officer


                                        SELLER:

                                        GAME CITY, INC.



                                        By /s/ Young C. Lee
                                          --------------------------------
                                          Young C. Lee
                                          President


                                        THE SHAREHOLDERS:



                                        /s/ Young C. Lee
                                        ----------------------------------
                                        Young C. Lee


                                        /s/ Kay L. Lee
                                        ----------------------------------
                                        Kay L. Lee

                                      15.

                           ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement, dated September ___, 1998 ("Agreement"), is entered into by and among VIDEO CITY, INC., a Delaware corporation ("Buyer"), GAME CITY, INC, a California corporation ("Seller"), YOUNG C. LEE and KAY L. LEE, with reference to the following facts:

     A. Young C. Lee and Kay L. Lee (collectively, the "Shareholders") own all of the outstanding shares of capital stock of Seller.

     B. Seller owns and operates a retail video rental and sales store, located in Bakersfield California (the "Store"), operating under the name "Video City."

     C. Buyer wishes to purchase substantially all of the assets of Seller which are located in the Store.

     D. Seller and the Shareholders wish to sell substantially all of the assets of Seller to Buyer.

     NOW, THEREFORE, in consideration of the representations, warranties, agreements and covenants and subject to the terms and provisions contained herein, the parties hereto agree as follows:

                                   Article I

                               Purchase and Sale
                               -----------------

     1.1  Purchase and Sale of Assets.  Subject to the terms and conditions and
          ---------------------------
on the basis of and in reliance upon the representations and warranties set forth in this Agreement, Seller hereby sells, conveys, transfers and delivers to Buyer, and Buyer hereby purchases from Seller, effective as of the Closing Date (as hereinafter defined), the following assets, free and clear of all liens, security interests and encumbrances:

          (a) All of Seller's furniture, fixtures, signs, equipment, computer hardware and software, supplies and other personal property located at the Store (collectively, the "Equipment"), and all of Seller's right, title and interest as tenant under the leases for each of the Equipment (collectively, the "Equipment Leases");

          (b) Seller's business and customer records, manuals, computer data, books and advertising materials, telephone and facsimile numbers, goodwill

                                      1.

     (including the covenant not to compete from Seller and the Shareholders set forth in Article VII), Seller's trade name and logo, intellectual property, and all other intangible assets of Seller applicable to the Store since its opening (the "Intangible Assets");

          (c) All of Seller's right, title and interest as tenant under the real property lease for the Store (the "Real Property Lease");

          (d) Seller's video cassettes, video discs, video games, video players and other items held for rent or sale located at the Store (the "Inventory");

          (e) All deferred charges, late fees, prepaid items, lease security deposits, and credits of all kinds, including, without limitation, amounts owed to Seller under rental agreements with Seller's customers that are past due as of the Closing Date (as hereinafter defined); and

          (f) Claims previously vested in Seller under insurance policies applicable to the Store.

All of the foregoing items are sometimes referred to herein as the "Acquired Assets."

     1.2  Retained Assets.  The Acquired Assets shall not include cash, or
          ---------------
claims of Seller for refunds of federal and state income taxes.

     1.3  Consideration and Payment.  In full consideration for the transfer of
          -------------------------
the Acquired Assets, Buyer hereby delivers to Seller on the Closing Date, the following (collectively, the "Purchase Price"):

          (a)  Cash in the amount of $7,500;

          (b) The assumption by Buyer of certain of Seller's liabilities and indebtedness to third parties in an amount not to exceed $87,500;

          (c) The forgiveness by Buyer of Seller's indebtedness to Buyer in the amount of $30,000; and

          (d) A promissory note in the principal amount of $150,000 payable to Seller or the Shareholders, in the form attached hereto as Exhibit A.

     1.4  Closing.  The Closing of the transactions contemplated by this
          -------
Agreement (the "Closing") shall take place at the offices of Troy & Gould Professional

                                      2.

Corporation, 1801 Century Park East, Suite 1600, Los Angeles, California 90067. All actions set forth in this Agreement to be taken on the Closing Date shall occur on September ___, 1998 (the "Closing Date"), or such other date as the parties hereto may mutually agree. At the Closing, all actions, each of which shall be conditioned on the occurrence of the others, shall be deemed to take place simultaneously.

     1.5  Instruments of Conveyance and Transfer.  Seller shall deliver to Buyer
          --------------------------------------
on the Closing Date, in connection with the execution and delivery of this
Agreement:

          (a) (i) lease Assignment and Assumption Agreements relating to the Real Property Lease and the Equipment Leases, (ii) a bill of sale covering the remainder of the Acquired Assets in form and substance satisfactory to Buyer, and (iii) such other bills of sale, endorsements, assignments and other good and sufficient instruments of conveyance and delivery as Buyer may reasonably request.

          (b) All of Seller's contracts and commitments, books, files and records and other data relating to the Acquired Assets or to the operation of the Store. Seller agrees that on the Closing Date all steps shall be taken as may be required to put Buyer in actual possession and operating control of the Acquired Assets and the related business, to assure continuity of operation of the Store.

          (c) Any releases from any creditor of Seller holding a security interest in any of the Acquired Assets.

     1.6  Sales Taxes.  Seller and Buyer shall execute and deliver to each other
          -----------
whatever documents may be required in order to exempt this transaction, to the extent legally permissible, from the application of sales, use or transfer taxes under the laws of the State of California. To the extent this transaction is not so exempt, Seller shall pay such taxes and provide upon request evidence of payment of same to Buyer.

     1.7  Assumption of Certain Liabilities and Obligations.  The liabilities of
          -------------------------------------------------
Seller being assumed and to be paid, and the obligations of Seller to be performed or discharged, by Buyer are those and only those set forth herein (the "Assumed Obligations"):

          (a) the assumption of the tenant's obligations under the Real Property Lease and the Equipment Leases

                                      3.

     from and after the Closing Date; and

          (b) the assumption of certain liabilities and indebtedness as provided in Sections 1.3(b) and 1.3(c) of this Agreement.

Such assumption or assumptions shall not in any way limit Buyer's right of recourse for any breach of covenants, representations or warranties contained herein. Nothing contained herein shall preclude Buyer from contesting, in good faith, the duties and liabilities of Seller and Buyer to third parties.

     1.8  Limitations on Assumption of Liabilities.  Except as provided in this
          ----------------------------------------
Agreement, and whether or not reflected on Seller's books, Buyer does not assume any liability or obligation of the Store (a) to any of Seller's employees, directors or shareholders; (b) not included in the Assumed Obligations; (c) arising from any breach by Seller, or from any fact or transaction involving a breach by Seller, of any covenant, agreement, representation or warranty contained herein or incurred in connection with the transactions contemplated hereby; (d) with respect to fees and expenses of Seller's counsel and other experts employed by Seller; (e) involving the payment of any domestic (federal, state or local) taxes on or measured by income, which are due or shall become due as a result of the operation of the Store through the Closing Date; or (f) in respect of or arising out of Seller's express or implied warranties with respect to products rented or sold by the Store on or before the Closing Date.

     1.9  Performance of Other Obligations.  Seller shall perform, or cause to
          --------------------------------
be performed, all of the obligations and pay and discharge all of the liabilities of the Store not assumed by Buyer pursuant to Section 1.8 when and as they become due and payable, except that Seller may contest, in good faith, such obligations or liabilities. Seller shall, at its expense, take any and all actions which may be necessary to prevent any person, firm or governmental authority from having recourse against any of the Acquired Assets or against Buyer.

     1.10 Bulk Sales.  Seller and the Shareholders agree to indemnify Buyer and
          ----------
hold it harmless against any claims and demands of whatever nature, including reasonable counsel fees and costs in contesting the same, asserted against Buyer relative to the Acquired Assets, by any creditor of Seller for noncompliance by Seller with bulk sales laws or similar laws, if any, which may be applicable to the sale or transfer of the Acquired Assets hereunder.

                                      4.

     1.11 Availability of Employees of the Business.  Seller shall use its
          -----------------------------------------
reasonable best efforts to keep available to Buyer for employment the services of the employees of the Store.

     1.12 Expenses.  Whether the transactions contemplated by this Agreement
          --------
shall be consummated or not, each party shall pay its own expenses incident to this Agreement.


                                  Article II

                        Representations and Warranties
                        ------------------------------
                        of Seller and the Shareholders
                        ------------------------------

     Seller and the Shareholders, jointly and severally, represent and warrant to Buyer that:

     2.1  Due Organization, etc.  Seller is duly organized, validly existing and
          ---------------------
in good standing under the laws of the State of California, and has full corporate power to own its properties and conduct the business presently being conducted by it.

     2.2  Authority Relative to this Agreement; Consents.  The execution,
          ----------------------------------------------
delivery and performance of this Agreement by Seller have been duly authorized and approved by all requisite corporate action, and neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby by Seller, nor compliance with nor fulfillment of the terms and provisions hereof, will, (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Articles of Incorporation or By-laws of Seller, or any material instrument, mortgage or deed of trust evidencing or securing indebtedness for borrowed money, any financing lease, judgment, order, award, decree or other restriction of any kind to which Seller is a party or by which it is bound, (b) require the approval, consent, authorization or other order or action of, or filing with, any court, governmental authority or regulatory body, (c) require the consent, approval, order or authorization of any person under any permit, license, agreement, indenture or other instrument to which Seller is a party or by which any of its properties are subject, except for the consent of the landlords and lessors under the Real Property Lease and the Equipment Leases, or (d) require any declaration, filing or registration with any governmental or regulatory authority by Seller. Seller has full power and authority to do and perform all acts and things required to be done pursuant to this Agreement. This Agreement and each other agreement and instrument required to be delivered hereunder by Seller,

                                      5.

when duly executed and delivered by Seller, will constitute valid and binding obligations of Seller and will be enforceable in accordance with their respective terms.

     2.3  Acquired Assets.  Except as set out in Schedule 2.3, Seller is the
          ---------------
sole owner of and has good title to all of the Acquired Assets and will transfer the same to Buyer free and clear of all liens, encumbrances, claims and security interests of any type or nature whatsoever. Each of the Equipment Leases and the Real Property Lease are listed in Schedule 2.3. Seller has delivered to Buyer a complete copy of each of the Equipment Leases and the Real Property Lease. As of the date hereof, Seller has made all payments due under the Equipment Leases and the Real Property Lease. The Equipment and other assets included in the Acquired Assets are suitable for the uses in which they are currently employed, are in good operating condition and are free from any defects, except such minor defects as do not interfere with the continued use of such properties and the Equipment in the conduct of the normal operations of the Store, and the Inventory is of merchantable quality and has been maintained in a commercially reasonable condition. With respect to the Real Property Lease included in the Acquired Assets, there is no notice of cancellation or termination under any option or right reserved to the lessor under the Real Property Lease or any notice of default under the Real Property Lease, and no event has occurred which, with notice or lapse of time or both, would constitute a default under the Real Property Lease. Seller has not assigned its interest under the Real Property Lease or subleased the premises demised thereby. The present use of any leased premises pursuant to the Real Property Lease does not depend on any variance, special exceptions or other special municipal approval of limited duration for continuing legality. Since December 31, 1997, Seller and the Shareholders have not sold, assigned, transferred, conveyed, leased, mortgaged, pledged or otherwise disposed of or encumbered any assets of Seller, or any interests therein, other than in the ordinary course of its business and consistent with its past practices.

     2.4  Compliance with Laws.  Seller is in material compliance, and there
          --------------------
exists no alleged noncompliance, with all applicable statutes, orders, rules and regulations promulgated by governmental authorities relating in any material respect to the Acquired Assets or the operation or conduct of the business of the Store, including, without limitation, any applicable statute, order, rule or regulation relating to (i) wages, hours, hiring, non-discrimination, promotion, retirement, benefits, pensions and working conditions, (ii) air, water, toxic substances or noise, (iii) health and safety or (iv) zoning and building

                                      6.

codes, and Seller has not received any notice of alleged violation of any such statute, order, rule or regulation. Schedule 2.4 lists all material governmental licenses, permits, filings, authorizations, approvals and indicia of authority and any pending applications for any thereof (and indicates whether each is freely transferable to Buyer) relating to the conduct of business of the Store held by Seller, and such licenses, permits, filings, authorizations, approvals and indicia of authority are all the governmental licenses, permits, filings, authorizations, approvals and indicia of authority necessary to conduct the business of the Store or to use the Acquired Assets as currently conducted or used.

     2.5  Employees.  Seller is not a party to any employment, noncompetition,
          ---------
collective bargaining or other agreements of any nature whatsoever with Seller's current or past employees of the Store. Seller does not now have, and has never maintained, any pension, profit sharing, fringe benefit or deferred compensation plans covering any of its employees of the Store; and all of Seller's employees are "at will" employees, and Seller will have paid Seller's employees all compensation and benefits of any type or nature earned by them up to the Closing Date.

     2.6  Trademarks, etc.  Seller owns, or is licensed under, the trademarks,
          ---------------
trade names and copyrights as are useful and necessary to conduct the business as now operated at the Store, and Seller is not currently in receipt of any notice of conflict with the asserted right of others in such trademarks, trade names or copyrights or the use thereof, nor has Seller licensed or otherwise authorized any other person to use the name "Video City."

     2.7  Litigation.  There is no litigation, arbitration proceeding or
          ----------
governmental investigation pending, or so far as is known to Seller threatened, or any judgment, lien, award, order or decree outstanding against, or relating to the Store, the Acquired Assets or the transactions contemplated by this Agreement, nor is there any basis known to Seller for any such litigation, proceeding or investigation. Seller is not in default with respect to any order of any court, governmental authority, or arbitration board or tribunal, with respect to the Store.

     2.8  Tax Returns and Audit.  Seller has filed all federal, state and local
          ---------------------
tax returns which are required to be filed with respect to the operations of the Store and has paid, or made provision for the payment of, all taxes which have or may have been due pursuant to such returns or to assessments received relative to operations of the Store other than taxes on or measured by income. All federal,

                                      7.

state and local franchise, sales, use, occupation, property, excise, or other taxes attributable to the Store have been timely and fully paid or adequately reserved. No deficiencies on any of Seller's tax returns or reports attributable to or otherwise allocable to the Store have been threatened as of the date hereof.

     2.9  Powers of Attorney.  No person has any power of attorney to act on
          ------------------
behalf of the Store in connection with its properties or business affairs.

     2.10 Transactions with Management.  Schedule 2.10 hereto includes a
          ----------------------------
complete and correct list and description of the amounts and other essential terms of all indebtedness and other fixed or contingent obligations, liabilities or commitments existing on the date hereof of the Store to or from any past or current officer, director, employee or controlling shareholder of Seller or any person related to, controlling, controlled by or under common control with Seller. All transactions between such persons and the Store have been on terms equivalent to those available from unrelated third parties.

     2.11 Accuracy of Supplemental Information.  The disclosure schedules and
          ------------------------------------
Seller's representations in the Assignment and Assumption Agreements relating to the Real Property Lease and the Equipment Leases are true, accurate and complete in all material respects. All financial information that Seller has provided or will provide to Buyer in connection with Buyer's evaluation of this asset purchase, including without limitation, the balance sheets of Seller as of December 31, 1997 and as of May 31, 1998, and the statement of operations of Seller during the year ended December 31, 1997 and during the five month period ended May 31, 1998, is or will be true, accurate, and complete in all material respects.

     2.12 Inventory.  The inventory of Seller reflected on the balance sheet of
          ---------
Seller as of December 31, 1997, as well as other inventory items acquired since December 31, 1997 that are now the property of Seller, are of such quality and held in such quantities as are being used and will be usable and salable or rentable in the ordinary course of the business of Seller. Since December 31, 1997, Seller has continued to replenish its inventories in a normal and customary manner consistent with practice prevailing in the retail video sales and rental industry. Since December 31, 1997, Seller and the Shareholders have not sold, assigned, transferred, conveyed, leased, mortgaged, pledged or otherwise disposed of or encumbered any inventory of Seller's video cassettes, video discs, video games, video players and other items held for rent or

                                      8.

sale, other than in the ordinary course of its business and consistent with its past practices.

     2.13 Accuracy and Provision of Information.  None of the documents or other
          -------------------------------------
information made available to Buyer or its affiliates, attorneys, accountants, agents or representatives in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. Seller has provided Buyer all material information regarding its business and operations.

                                  Article III

                    Representations and Warranties of Buyer
                    ---------------------------------------

     Buyer represents and warrants to Seller and the Shareholders that (i) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) the execution, delivery and performance of this Agreement and of all documents or agreements referred to in or related to this Agreement on the part of Buyer have been duly and effectively authorized by the Board of Directors of Buyer, and (iii) this Agreement and each other agreement and instrument required to be delivered hereunder by Buyer, when duly executed and delivered by Buyer, will constitute valid and binding obligations of Buyer and will be enforceable in accordance with their respective terms.

                                  Article IV

                                Indemnification
                                ---------------

     4.1  Indemnity by Seller and the Shareholders.  Seller and the
          ----------------------------------------
Shareholders, jointly and severally, shall indemnify, defend, and hold Buyer harmless from and after the Closing Date against and in respect of:

          (a) Any and all liabilities and obligations of, or claims against, Seller and the Store not expressly assumed by Buyer; and

          (b) Any and all damage, loss, deficiency, costs, and expenses resulting from any misrepresentation, breach of warranty, or nonfulfillment of any obligation on the part of Seller or the Shareholders under this Agreement or from any misrepresentation in, omission from, or occasioned by, any certificate or other instrument furnished or to be furnished to Buyer under

                                      9.

     this Agreement prepared by or at the request of Seller or the Shareholders; and

          (c) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing; provided, however, that if any claim shall be asserted against Buyer in respect of which Buyer proposes to demand indemnification, Seller and the Shareholders shall be notified to that effect with reasonable promptness after such assertion.

     4.2  Indemnification for Personal Injury.  Seller and the Shareholders
          -----------------------------------
agree to defend, indemnify and hold harmless Buyer against and in respect of any claim for personal injury or property damage, where such personal injury or property damage arose out of Seller's use, ownership, or operation prior to the Closing Date of the Acquired Assets or the Store.

     4.3  Indemnification by Buyer.  Buyer agrees to defend, indemnify, and hold
          ------------------------
harmless Seller and the Shareholders against and in respect of any claims arising out of Buyer's use, ownership or operation from and after the Closing Date of the Acquired Assets or the Store, provided, however, if any claim shall be asserted against Seller or the Shareholders in respect of which Seller or the Shareholders proposes to demand indemnification, Buyer shall be notified to that effect with reasonable promptness after such assertion.

                                   Article V

                        Employee Relations and Benefits
                        -------------------------------

     5.1  Pre-Closing Date Compensation and Benefits.  Seller shall pay to or on
          ------------------------------------------
behalf of its salaried and hourly employees who work at the Store all compensation and benefits of any nature whatsoever owing to them on account of any and all work performed as Seller's employees as of the Closing Date. Buyer shall have no liability for any compensation, severance payments or benefits due, owing or payable on the Closing Date to employees who work at the Store.

     5.2  Termination and Rehiring.  Seller shall terminate all of its employees
          ------------------------
at the Store as of the Closing Date. Seller shall be solely responsible for complying with any applicable state or federal laws pertaining to Seller's termination of its employees in connection with the transactions contemplated by this Agreement. Buyer may

                                      10.

offer employment to any or all of Seller's employees in its discretion commencing on the Closing Date. Buyer shall be permitted to interview any or all of Seller's employees at any time for such purpose.

     5.3  No Rights to Employees.  Nothing herein expressed or implied shall
          ----------------------
confer upon any employee of either Seller or Buyer any rights or remedies, including, without limitation, any right to employment or continued employment for any specified period.

                                  Article VI

              Actions to be Taken Subsequent to the Closing Date
              --------------------------------------------------

     6.1  Further Assurances.  Following the Closing, Seller shall, upon request
          ------------------
by Buyer, (a) do, execute and deliver, or cause to be done, executed, and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances and (b) use its best efforts to obtain all authorizations, approvals, consents and waivers that may be reasonably required for the conveyance, transfer, assignment, delivery, assurance and confirmation to Buyer, of any or all of the Acquired Assets.

     Seller authorizes Buyer to apply for and obtain recordation as necessary of the evidences of transfer to Buyer of the Acquired Assets under this Agreement. Seller shall (at Seller's expense) promptly perform such lawful acts and execute such documents as Buyer may reasonably request to obtain the full benefits of the transfer of ownership of the Acquired Assets, and shall cooperate with Buyer to obtain for Buyer all non-transferable governmental permits and licenses necessary or appropriate to conduct the business and operations of the Store.

     6.2  Prorations.  All rents and other charges under the Real Property
          ----------
Lease, the Equipment Leases, personal property taxes on the Acquired Assets, utilities, and similar items shall be prorated between Buyer and Seller as of the Closing Date. Seller and Buyer shall make such payments as may be required in order to settle the prorations at the Closing if the information is available to do so. Otherwise, Buyer and Seller shall settle the prorations between themselves not later than 60 days after the Closing Date (except for those percentage rent prorations which must await the expiration of a longer period of time in order to compute) by submitting appropriate documentation and payments to one another. If the Real Property Lease requires the payment of percentage rent, Seller and Buyer shall prorate the required payment based on their respective sales during the period

                                      11.

with respect to which percentage rent is payable.

                                  Article VII

                            Covenant Not To Compete
                            -----------------------

     For a period commencing on the Closing Date and ending five years thereafter, Seller and the Shareholders jointly and severally agree that neither they nor any of their affiliates shall own, operate, control, license, or have an interest in any retail video store business located within a five mile radius of the Store. The parties agree that Buyer's damages for a violation of this covenant will be difficult to ascertain with precision. Therefore, in addition to whatever other relief may be available under applicable law, Buyer shall be entitled to specifically enforce the provisions of this Article VII, and Seller and the Shareholders waive any defense based on a claim that Buyer has or may have an adequate remedy at law for a violation of this Article.

     For the purposes of this Article VII, the following words shall have the following meanings:

     (a) "affiliate" means any person managed or controlled by Seller or the Shareholders, any person in which Seller or the Shareholders hold more than a five percent interest, or any person who holds more than a five percent interest in Seller or in any affiliate of the Shareholders or Seller; provided however, the foregoing shall not include Buyer and its affiliates;

     (b) "person" means any individual, corporation, partnership, limited liability company, trust, proprietor-ship, or other entity; and

     (c) "retail video store" means a retail business which engages in a business which is the same as or similar to the business that Seller has engaged in through the operation of the Store.

                                 Article VIII

                                 Miscellaneous
                                 -------------

     8.1  Entire Agreement.  The entire agreement between the parties is
          ----------------
incorporated into this Agreement and the documents referenced herein. This Agreement supersedes any and all prior agreements and understandings between the parties with respect to the subject matter hereof. This

                                      12.

Agreement may not be modified or amended except by a written document duly executed by the party against whom such modification or amendment is sought to be enforced.

     8.2  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     8.3  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing, including telegrams, and shall have been deemed duly given if personally delivered, 24 hours after being sent by facsimile transmission or by a nationally recognized overnight courier service (e.g., Federal Express) for next day delivery or 72 hours after being sent by registered or certified mail, postage prepaid, return receipt requested:

     If to Buyer:        Video City, Inc.
                         6840 District Boulevard
                         Bakersfield, California 93313
                         Attention:  President

     With a copy to:     Troy & Gould
                         1801 Century Park East, 16th Floor
                         Los Angeles, California 90067
                         Attention:  William J. Feis

     If to Seller or
     the Shareholders:   Game City, Inc.
                         ________________________________
                         Bakersfield, California ________
                         Attention:  President

Any party may change its address for notices by written notice to the other parties.

     8.4  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made by the parties in this Agreement or in any document, statement, certificate, schedule or exhibit furnished or to be furnished pursuant hereto, or in connection with the transactions contemplated hereby, shall survive the Closing and any investigation made at any time with respect thereto.

     8.5  Captions; Pronouns, Singular and Plural.  The captions of Articles and
          ---------------------------------------
Sections in this Agreement are for the convenience of the parties and shall not affect the meaning or interpretation of this Agreement. Each pronoun used herein includes the masculine, feminine, neuter, singular and plural as required by the context in which used.

                                      13.

     8.6  Taxes.  The parties agree to comply with the provisions of Section
          -----
1060 of the Internal Revenue Code of 1986, as amended, and to file applicable reports and returns on a basis consistent with the allocations agreed upon by the parties.

     8.7  Broker.  Neither Seller nor the Shareholders has been represented by
          ------
any business or other broker in connection with the sale and purchase covered by this Agreement and no commissions of any kind shall become due as a result of this sale and purchase. Any claimed commissions shall be paid by the party who the broker proves engaged such party.

     8.8  Waiver.  No waiver of any provision of this Agreement shall be deemed,
          ------
or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     8.9  Negotiations.  This Agreement constitutes the product of negotiations
          ------------
of the parties hereto and enforcement hereof will be interpreted in a neutral manner and not more strongly for or against any party based upon the source of draftsmanship hereof.

     8.10 Expenses.  Each party hereto shall pay its own legal, accounting, out-
          --------
of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

                                      14.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        BUYER:

                                        VIDEO CITY, INC.



                                        By /s/ Robert Y. Lee
                                          ---------------------------------
                                          Robert Y. Lee
                                          Chief Executive Officer


                                        SELLER:

                                        GAME CITY, INC.



                                        By /s/ Young C. Lee
                                          ---------------------------------
                                          Young C. Lee
                                          President


                                        THE SHAREHOLDERS:



                                        /s/ Young C. Lee
                                        -----------------------------------
                                        Young C. Lee



                                        /s/ Kay L. Lee
                                        -----------------------------------
                                        Kay L. Lee

                                      15.